United States

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 15, 2016

FNB BANCORP

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-49693	92-2115369
(Commission File Number)	(IRS Employer Identification No.)

975 El Camino Real, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 588-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of FNB Bancorp was held on June 15, 2016. Three proposals were submitted to a vote of the shareholders, as follows:

a)      Election of nine Directors to serve for the year 2016.

b)      Advisory (non-binding) vote on executive compensation.

c)      Ratification of the appointment of Moss Adams LLP to serve as independent auditors for the fiscal year of 2016.

The results of the voting are described on Exhibit 99.01 to this report and incorporated here by reference. The nine nominees for Director (all incumbents) were elected; the advisory (non-binding) vote on executive compensation was approved; and the appointment of Moss Adams LLP as auditors for 2016 was ratified and approved.

Item 9.01 Financial Statements and Exhibits.

       d)      Exhibits

                99.01 Results of voting at the Annual Meeting of FNB Bancorp shareholders held on June 15, 2016.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB BANCORP (Registrant)

Dated: June 17, 2016.	By: /s/ David A. Curtis
David A. Curtis
Senior Vice President and
Chief Financial Officer